EXHIBIT 31b.
CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Charles Bancroft, certify that:
1. I have reviewed this report on Form 10-K/A of Bristol-Myers Squibb Company;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 3, 2014

/s/ CHARLES BANCROFT
Charles Bancroft
Chief Financial Officer

E-31-2